Exhibit 99.1 Associated Banc-Corp Investor Presentation 2019 Brookfield Office (Milwaukee MSA) – Opened October 2017 FIRST QUARTER

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “target,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. 1

OUR FRANCHISE Fourth Quarter 2018 Highlights and Accomplishments of assets1 of loans1 $34 billion $23 billion . Largest bank headquartered in Wisconsin3 Nearly $4 billion of equity2 $25 billion of deposits1 . Approximately 4,700 employees, servicing over 1 million customer accounts in 8 states and 2018 Average Loans by Business Segment over 110 communities1 Corporate and 52% Commercial Specialty . #1 Mortgage Lender in Wisconsin4 Community, Consumer, 45% and Business . Top 50 U.S. insurance brokerage firms5 <3% Other Affinity Programs 41% of active personal checking accounts are affinity related6 1As of December 31, 2018. 2Common equity as of December 31, 2018. 3Based on assets, as of December 31, 2018. 4The Wisconsin’s #1 Mortgage Lender designation is based on information gathered from the Home Mortgage Disclosure Act data compiled annually by the Bureau of Consumer Financial Protection. The results of the data were obtained through the Bureau of Consumer Financial Protection Mortgage Database (HMDA), June 2018. 2 5Business Insurance magazine, July 2018. Rankings based on 2017 brokerage revenue gathered by U.S. based clients. 6Affinity debit cards as a percentage of active personal checking accounts, as of December 31, 2018.

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and nearly 30% of all U.S. manufacturing jobs[2]



U.S. Manufacturing Jobs
Midwest ~30%
All other regions ~70%

Manufacturing Focus Well-Suited for Our Midwest Location

ASB C&BL Loans by Industry



Manufacturing & Wholesale Trade 23%

Total ASB Loans by Geography



Midwest 80%
Other3 20%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rate[4] well below the national average:



2.4%
2.8%
3.0%
3.1%
3.6%
3.9%
4.0%
4.3%
4.6%
IA
MN
WI
MO
IN
U.S.
MI
IL
OH

Dark green bars denote ASB branch states

Select ASB Metro Market Unemployment Rates[5]

Madison, WI………………………	2.2%
Wausau, WI……….………………	2.6%
Minneapolis – St. Paul, MN…….	2.7%
Rochester, MN……………….…..	2.7%
Green Bay, WI………………….…	2.8%

[1]U.S. Census Bureau, Annual Estimates of the Resident Population for the United States, Regions, States, and Puerto Rico: April 1, 2010 to July 1, 2018.
[2]U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, December 2018 (preliminary).
[3]Other category includes 5% in TX; the majority of these loans were booked by our Loan Production Office located in Houston.
[4]U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, December 2018 (preliminary).
[5]U.S. Bureau of Labor Statistics, Civilian labor force and unemployment by metropolitan area, seasonally adjusted, December 2018.

3

LOAN GROWTH TRENDS 2014 Average Annual Loans – 2018 G rowth Across the Portfolio CAGR ($ in billions) $22.7 Commercial & Business . Core manufacturing-centric portfolio is $20.6 complemented with specialty national businesses $19.7 $18.3 $7.7 4% Commercial Real Estate $16.8 . Well diversified by geography, property type, and $7.3 $7.4 borrower $7.0 $6.5 Consumer $5.4 8% . Recognized as Wisconsin’s #1 mortgage lender2 $5.0 $4.7 3 $4.2 Upper Midwest Focused Portfolio $4.0 $8.31 14% $7.1 $5.5 $6.2 5% Illinois $4.9 24% Wisconsin Minnesota $1.5 $1.5 $1.4 $1.3 $1.3 32% 10% Other 2014 2015 2016 2017 2018 Midwest Commercial & Business Commercial Real Estate 13% Chart excludes $0.4 Residential Mortgage Home Equity & Other consumer Other billion Other consumer 15% portfolio 1Approximately $5.3 billion of the total residential mortgage portfolio was comprised of adjustable-rate loans at year-end 2018. 2The Wisconsin’s #1 Mortgage Lender designation is based on information gathered from the Home Mortgage Disclosure Act data Texas compiled annually by the Bureau of Consumer Financial Protection. The results of the data were obtained through the Bureau of 5% 4 Consumer Financial Protection Mortgage Database (HMDA), June 2018. 3Based on outstandings as of December 31, 2018.

DEPOSIT GROWTH AND MIX TRENDS 2014 - 2018 Average Annual Deposits CAGR Period End Low-cost Deposit Mix ($ in billions) Loan to Deposit Ratio 50% 51% 47% 49% 46% 94% 92% 91% 92% 23% 89% 25% 24% 24% 26% $24.1 19% 20% 16% 14% 17% $21.9 $21.0 7% 6% 7% 7% 8% $19.9 $5.2 6% 2014 2015 2016 2017 2018 $5.0 $17.6 $5.1 Noninterest-bearing demand Interest-bearing demand $4.5 Savings $4.8 13% $4.2 $4.0 Period End Network Transaction Deposit $3.0 $3.4 $1.9 11% Mix $2.9 $1.3 $1.4 $1.5 $1.2 18% $7.3 8% 15% 15% $6.4 $6.0 $6.3 $5.4 11% 9% $1.6 $1.6 $2.0 $1.6 $2.8 16% $3.5 $2.3 $3.0 $3.1 $2.1 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Noninterest-bearing demand Interest-bearing demand Savings Money market Time deposits Network transaction deposits 5

YIELDS, NET INTEREST INCOME AND MARGIN— ANNUAL TRENDS Average Yields Net Interest Income & Net Interest Margin ($ in millions) 5.04% 3.08% 2.97% 2.84% 2.80% 2.82% 3.89% 4.51% 3.68% 3.47% 3.46% $880 3.66% $14 $15 3.38% 3.40% $8 3.18% 3.23% 3.23% 2.59% $741 2.45% 2.58% 2.34% 2.42% $707 $681 $677 1.16% $844 0.69% 0.40% 0.42% $737 0.31% 0.94% $702 $674 0.56% $670 0.20% 0.22% 0.32% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Commercial real estate loans Bank Mutual prepayments and other adjustments Commercial and business lending loans Bank Mutual acquisition related purchased loan accretion, net Total residential mortgage loans Investments and other Other prepayments and interest recoveries Total interest-bearing liabilities Net interest income net of purchased loan accretion, prepayments and interest recoveries Total interest-bearing deposits 6 Net interest margin

NONINTEREST INCOME - ANNUAL TRENDS ($Noninterest IN MILLIONS Income) Wealth Management ($ in millions) ($ in millions) $28 $20 $353 $356 $16 $15 $16 $329 $333 $48 $49 $47 $50 $54 $291 $20 2014 2015 2016 2017 2018 $38 $20 Trust & asset management Brokerage & advisory $32 $31 Strong Insurance Commissions Growth Driven by Acquisitions ($ in millions) $90 $296 $81 $81 $269 $75 $253 $261 $225 $44 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Fee-based revenue1 Mortgage banking, net Other 1A non-GAAP financial measure, fee-based revenue is the sum of insurance commissions and fees, service charges and deposit account fees, card-based and loan fees, trust and asset management fees, and brokerage and advisory fees. Please refer to the appendix for a reconciliation of fee-based revenue to total 7 noninterest income.

NONINTEREST EXPENSE TRENDS ($Annual IN MILLIONS Noninterest) Expense Trend Quarterly Noninterest Expense Trend ($ in millions) ($ in millions) $822 $29 $698 $703 $709 $680 $310 $213 $211 $204 $278 $280 $279 $282 $193 $181 $80 $78 $74 $77 $75 $483 $401 $416 $425 $429 $118 $124 $124 $117 $107 2014 2015 2016 2017 2018 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Personnel Other Acquisition related costs Personnel Other Acquisition related costs 8

OVERALL EXPENSE EFFICIENCY

Efficiency Drivers	Enhanced Automation	Branch Consolidations	Operational Efficiencies



Efficiency Ratio[1]
70.3%
70.0%
68.5%
68.2%
67.0%
65.5%
66.0%
64.5%
66.2%
64.9%
62.5%
2014
2015
2016
2017
2018
Federal Reserve
Fully tax-equivalent
Adjusted



Total Period End Deposits Per Branch
($ in millions)
$46
$73
$105
2Q 2008
4Q 2013
4Q 2018

[1]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio excludes acquisition related costs from the numerator and the denominator of the fully-tax equivalent calculation. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio and to the adjusted efficiency ratio.

9

INVESTING IN CUSTOMER TECHNOLOGY Retail Customer Focused Enhancements . New mobile app received 4.7-star rating with >5,000 reviews1 . Zelle P2P implementation expected in early 2019 – Will provide intuitive, real-time payments capability via ASB’s mobile app and online banking platforms with strong network effect . Digital appointment scheduling implementation expected in mid-2019 Commercial Client Focused Enhancements . Cash management (ACI) upgrade to be rolled out in Q1 2019 – Desktop, mobile and tablet device support with enhanced authentication (tokenization) . Sales Enablement tools (2019) – Salesforce CRM with approved ASB and ABRC content to go from the table to the desktop to the customer with seamless workflow 1Mobile application reviews on a leading platform as of February 8, 2019. 10

STRONG CAPITAL POSITION AND DEPLOYMENT CET1 and TCE Ratios1 Full Year Dividends 10.1% 10.3% $0.62 9.7% 9.5% 9.5% 14% CAGR2 $0.50 $0.45 $0.41 $0.37 7.0% 6.9% 6.9% 7.1% 7.0% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 TCE ratio CET1 ratio Non-Organic Growth Common Stock Repurchases ($ in millions) $259 Huntington Wisconsin $240 Branch Acquisition Expected 2Q 2019 Completed June 2018 $93 $37 $20 Completed March 2018 Completed Feb. 2018 2014 2015 2016 2017 2018 1The TCE ratio is a non-GAAP measure equal to tangible common equity divided by tangible assets. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 11 2Growth from 2014 to 2018.

ACQUISITIONS

	Bank Mutual completed…	…and Huntington up next
Delivering on our Strategy	☑ Was an in-market, cost takeout acquisition	☐ Is an in-market, cost takeout driven acquisition
	☑ Filled in network gaps and boosted our network in key locations	☐ Fills in network gaps and boosts our network in key locations
	☑ Further improved branch density and scale across the state	☐ Further improves branch density and scale across the state
Enhancing ASB Franchise Value	☑ Expanded into 11 new communities	☐ Expanding into 13 new communities
	☑ Added over 89,000 deposit accounts and ~49,000 households	☐ Expected to add over 60,000 deposit accounts and 33,000 households
	☑ Acquired $1.9 billion of granular branch deposits with <1% cost of funds	☐ ~$850 million of granular branch deposits with <1% cost of funds
Financially Attractive	☑ Adjusted efficiency ratio[1] improved by over 200 bps year over year	☐ Accretive to efficiency metrics and EPS outlook
	☑ Delivered on 45% cost savings	☐ Approximately 45% cost savings expected on conversion
	☑ Minimal TBV dilution and earnback on track for less than 3 years	☐ Minimal expected TBV dilution (~1.5%); $34 million net premium

[1]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net, and acquisition related costs. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio.

12

2018: MOMENTUM CONTINUES

Accelerating Revenue Growth



($ in millions)
$353
$333
$356
$261
$269
$296
$707
$741
$880
2016
2017
2018
Total noninterest income
Fee-based revenue[1]
Net interest income

Positive revenue growth trends…

- Net interest income up 19% year over year
- Fee-based revenue[1] up 10% year over year

Improving Credit Dynamics



($ in millions)
$70
$26
$0
2016
2017
2018
Provision for credit losses

…coupled with improving credit quality metrics…

- Allowance for loan losses to nonaccrual loans was 186%
- 2018 net charge-offs to average loans of 13 bps
- Maintaining disciplined underwriting standards

Capital Discipline



9.5%
10.1%
10.3%
6.9%
7.1%
7.0%
2016
2017
2018
CET1 ratio
TCE ratio[2]

…and disciplined capital deployment while maintaining a strong capital position…

- 2018 dividend payout ratio of 32%
- Repurchased $240 million of shares in 2018

Earnings Momentum



$1.26
$1.42
$1.89
2016
2017
2018
EPS

…are driving earnings per share growth

- EPS up 33% year over year
- Return on average common equity Tier 1 up ~270 bps year over year

[1]A non-GAAP financial measure, fee-based revenue is the sum of insurance commissions and fees, service charges and deposit account fees, card-based and loan fees, trust and asset management fees, and brokerage and advisory fees. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income.
[2]Tangible common equity / tangible assets. This is a non-GAAP measure. Please refer to the appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

13

2019 OUTLOOK This outlook reflects a stable to improving economy and includes our expectation of two interest rate increases in 2019. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors. ▪ 3% - 6% annual average loan ▪ Approximately $800 million growth for 2019 noninterest expense ▪ Maintain loan to deposit ratio ▪ Adjusted efficiency ratio1 Balance Sheet under 100% Expense expected to improve by ~100 bps Management ▪ Stable to improving full-year 2019 Management ▪ Effective tax rate: 21% - 23% for NIM, based on continued upward full-year 2019 Fed rate action ▪ Approximately $360 million - ▪ Provision expected to adjust with $375 million full-year noninterest changes to risk grade, other income indications of credit quality, and Capital & loan volume Fee ▪ Improving year over year fee- Credit Businesses based revenues ▪ Continue to follow stated Management corporate priorities for capital deployment 1The 2019 outlook includes the adjusted efficiency ratio which is a non-GAAP financial measure. This non-GAAP measure excludes acquisition related costs which by their nature are unpredictable and have low visibility. Estimates of these unpredictable and low visibility costs for 2019 which would be included in the GAAP efficiency measurement of the Federal Reserve Board are, therefore, unavailable. 14

LINE OF BUSINESS PROFILES

BALANCED BUSINESS SEGMENTS1 Corporate and Community, Consumer, Commercial Specialty and Business . Corporate Banking . Consumer and Business Banking . Commercial Real Estate . Community Markets . Private Client and Institutional Services Average Loans and Net Interest Income and Return on Average Deposits Noninterest Income Allocated Capital ($ in billions) ($ in millions) $741 $24.0 21.6% $20.0 16.6% $454 Corporate and Community, Corporate and Community, Corporate and Community, Commercial Consumer, and Commercial Consumer, and Commercial Consumer, and Specialty Business Specialty Business Specialty Business 1For the year ended December 31, 2018 16

CORPORATE BANKING

CORPORATE AND COMMERCIAL SPECIALTY SEGMENT

Business Units

Corporate Lending	Specialized Lending Verticals	Commercial Deposits and Treasury Management	Capital Markets

2018 Overview

- $13.3 billion in average loans and deposits
- 10 offices across 6 states
- ~260 colleagues

Creative, relationship-oriented teams build loyal, long-lasting client relationships

- Corporate Lending serves large and complex customers, including Specialized Industries
- Commercial Deposits and Treasury Management and Capital Markets provide solutions focused on customer needs and supported by high-touch, in-market service

2018 Highlights

- Commercial and business lending period-end balances grew by $1.1 billion from 2017 driven by over $650 million from new borrowers
- Commercial and business lending average deposits grew by over $950 million from 2017, driven primarily by corporate banking depository gathering activities
- Continued to augment the Treasury Management product offering and focus on developing and enhancing profitable relationships across the group

Commercial and Business Lending[1]
Loan Composition by Industry



Power & Utilities 15%
Real Estate 13%
Oil & Gas 10%
Finance & Insurance 11%
Health Care and Soc. Assist. 4%
Retail Trade 3%
Profsnl, Scientific, and Tech Svs 3%
Construction 3%
Rental and leasing services 3%
Other 12%
Manufacturing & Wholesale Trade 23%

[1]Total commercial and business lending loans outstanding as of December 31, 2018.

17

COMMERCIAL REAL ESTATE

CORPORATE AND COMMERCIAL SPECIALTY SEGMENT

Business Units

CRE Lending	Real Estate Investment Trusts	CRE Syndications	CRE Tax Credits

2018 Overview

- $6.6 billion in average loans and deposits
- 12 offices across 8 states
- ~100 colleagues

Local experienced teams create custom real estate financing solutions

- Term, acquisition, construction and interim-bridge financing
- Deposit and cash management solutions
- Specialized financial services including loan syndications and interest rate risk management

2018 Highlights

- Closed >$2 billion of new loan commitments, an increase of 27% from 2017
- Record 2018 average deposits of >$1 billion
- Noninterest income growth driven by strong swap and syndication performance

Commercial Real Estate[1]
Loan Composition by Property Type


Retail
20%
Office / Mixed Use
21%
Industrial
12%
1-4 Family Construction
6%
Hotel / Motel
5%
Other
5%
Multi-Family
32%

[1]Total commercial real estate lending loans outstanding as of December 31, 2018.

18

CONSUMER AND BUSINESS BANKING

COMMUNITY, CONSUMER, AND BUSINESS SEGMENT

Business Units Serving Metro Markets

Retail Banking	Residential Lending	Business Banking

2018 Overview

- $17.1 billion in average loans and deposits
- 168 branches
- ~2,000 colleagues

Full range services for individuals and small businesses

- Retail Banking provides best-in-class customer experience across branches and digital channels
- Residential Lending offers residential mortgages and home equity lines through direct and third party channels
- Business Banking provides solutions to businesses with $10 million or less in annual revenue

2018 Highlights

- Major upgrade of mobile banking platform generates highest-ever top-box customer satisfaction; mobile app rated 4.7 stars[2]
- Originated $2.7 billion in mortgages; top originator in Wisconsin[3]
- #17 HSA provider nationally[4]

Mobile Deposits

% of total consumer deposits[1]



23%
19%
16%
13%
6%
Launched mobile deposit technology
Q414
Q415
Q416
Q417
Q418

[1]Based on period end deposits.
[2]Mobile application reviews on a leading platform as of February 8, 2019.
[3]The Wisconsin's #1 Mortgage Lender designation is based on information gathered from the Home Mortgage Disclosure Act data compiled annually by the Bureau of Consumer Financial Protection. The results of the data were obtained through the Bureau of Consumer Financial Protection Mortgage Database (HMDA), June 2018.
[4]2018 Midyear Devenir HSA Market Research Report, as of June 30, 2018.

19

COMMUNITY MARKETS COMMUNITY, CONSUMER, AND BUSINESS SEGMENT Business Units Serving Midsize Markets 2018 Overview . $3.8 billion in average loans Commercial & Branch Residential Private and deposits Business Banking Lending Banking Banking . 68 branches . ~440 colleagues Localized approach ensures the customer experience is at the forefront of decisions and actions Eau Claire . Virtual community banks with our full suite of financial and risk Northern Wisconsin management solutions in midsize markets Central Wisconsin . Community market presidents are positioned as active community partners and financial leaders . Strategy is intended to build on our strong deposit market share in select midsize markets Rochester . Increased residential loan officers for optimized geographical Rockford coverage La Crosse 2018 Highlights Peoria . Growing Private Banking prominence Southern Illinois . Continuing deposit growth 20

PRIVATE CLIENT AND INSTITUTIONAL SERVICES

COMMUNITY, CONSUMER, AND BUSINESS SEGMENT

Business Units

Private Banking	Personal Trust	Asset Management
Retirement Plan Services	Associated Benefits and Risk Consulting	Associated Investment Services

2018 Overview

- $2.5 billion in average loans and deposits
- $10.3 billion AUM
- ~770 colleagues

Market-based teams are comprised of specialists

- Private Client Services offers a suite of services tailored to the unique needs of high-net-worth and ultra-high-net-worth clients
- Institutional Services works with businesses and other entities to provide strategic, customized employee benefits, retirement plan services, business insurance and HR solutions

2018 Highlights

- Completed acquisitions of Diversified Insurance and Anderson Insurance, enhancing capabilities and scale
- Brokerage and advisory fees up 41% from 2017

Fee Revenues[2]



Brokerage and advisory $28
Insurance $90
Trust and asset management $54
Other[3] $1

Assets Under Management "AUM"[1]



$8.0
$7.7
$8.3
$10.6
$10.3
2014
2015
2016
2017
2018

[1]Balances in billions, for the years ended December 31.
[2]Balances in millions, for the year ended December 31, 2018.
[3]Primarily other nondeposit fee income.

21

APPENDIX

HUNTINGTON BRANCH TRANSACTION SUMMARY

Seller: The Huntington National Bank

Assets Purchased:
- 32 branches and ~$134 million of WI related loans

Deposits Assumed: ~$850 million

Consideration: 100% Cash

Transaction Value:
- ~4% net blended premium on deposits acquired[1]

Required Approvals:
- Application submitted January 8
- Approval anticipated Q1 2019

Closing and Conversion:
- Simultaneous closing and conversion anticipated in Q2 2019
- Expanding into 13 new communities



Existing ASB Branches
Acquired Branches
Wisconsin

[1]Estimated net premium, based on estimated deposit mix and ~$850 million of deposits to be assumed at close.

23

CREDIT QUALITY – ANNUAL TRENDS ($ IN MILLIONS; AT OR FOR THE YEAR ENDED) Nonperforming Assets Nonaccrual Loans $293 $275 $229 $209 $194 $193 $177 $178 $140 $128 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Net Charge Offs Allowance for Loan Losses to Loans $65 1.5% 1.5% 1.4% 1.3% $39 1.0% $30 $30 $15 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 24

LOANS STRATIFICATION OUTSTANDINGS AS OF DECEMBER 31, 2018 C&BL by Geography Total Loans1 CRE by Geography $8.3 billion $5.1 billion Minnesota 6% Illinois Illinois Minnesota 3 15% 14% Texas Illinois 24% 12% 11% Other Minnesota Other 2 Midwest 10% Wisconsin 2 Wisconsin Wisconsin Midwest 10% 29% 27% 32% 24% Other Midwest Other 13% 31% Other Other 14% 15% Texas 5% Texas 6% C&BL by Industry Oil and Gas Lending4 CRE by Property Type $8.3 billion $747 million $5.1 billion Power & South Texas Utilities & Eagle 15% Real Estate Ford Retail East Texas 20% 13% 17% North Louisiana Office / Mixed Manufacturing & Arkansas Use Permian Multi-Family Wholesale Trade Oil & Gas 19% 21% 23% 32% 23% 10% Rockies Finance & 14% Insurance Industrial 11% 12% Bakken Marcellus 4% Utica Other Gulf Coast Appalachia 5% 1-4 Family 2% Mid- 8% Construction 1Excludes $0.4 billion Other consumer portfolio. Other Continent Hotel / Motel 6% 2Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Gulf Shallow (Onshore (primarily 5% 3Principally reflects the oil and gas portfolio. 4% Lower 48) OK & KS) 25 4Chart based on commitments of ~$1.1 billion. 6% 5%

HIGH QUALITY SECURITIES ($ IN BILLIONS) Portfolio Detail as of December 31, 2018 Strategic Portfolio Average Balance and Yield Trends Amortized Fair Duration Investment Type Cost Value (Yrs) $7$8 $6.91 5.00% $7 GNMA CMBS $7 $5.91 $6.05 $6.03 $1.78 $1.71 2.77 $6$7 $5.59 $6 4.00% GNMA MBS & CMOs 2.52 2.47 3.93 $5$6 $5 Agency & Other MBS & CMOs $4$5 0.39 0.39 2.80 $4 2.63% 2.50% 2.55% $3$4 2.38% 2.44% 3.00% Municipals 1.79 1.78 6.85 $3 $3 $2$3 FFELP ABS 0.30 0.30 0.16 $2 2.00% $1$2 1 $1 Other 0.01 0.01 1.66 $1 $0$1 Strategic Portfolio $6.78 $6.66 4.18 $- $0 1.00% 2014 2015 2016 2017 2018 Membership Stock 0.25 0.25 Total Portfolio $7.03 $6.91 Average Balance Average Yield Strategic Portfolio Fair Value Composition Portfolio Risk Weighting Profile Municipals 0% Risk-Weighted GNMA MBS 27% 65% (Primarily GNMA 4% securities) GNMA CMOs Other MBS 33% 6% Other CMOs All other securities and <1% GNMA 35% adjustments CMBS 26% (Primarily 20% ABS 4% Risk-Weighted) Other <1% 4Q 2018 26 1Includes Corporate, Treasury, and all other.

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	2014	2015	2016	2017	2018
Federal Reserve efficiency ratio	70.28%	69.96%	66.95%	65.97%	66.23%
Fully tax-equivalent adjustment	(1.36)%	(1.41)%	(1.29)%	(1.28)%	(0.71)%
Other intangible amortization	(0.39)%	(0.31)%	(0.20)%	(0.18)%	(0.66)%
Fully tax-equivalent efficiency ratio[1]	68.53%	68.24%	65.46%	64.51%	64.87%
Acquisition related costs adjustment	—%	—%	—%	—%	(2.42)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs (adjusted efficiency ratio)[1]	68.53%	68.24%	65.46%	64.51%	62.45%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio excludes acquisition related costs from the fully tax-equivalent ratio.

Fee-based Revenue ($ millions)[1]	2014	2015	2016	2017	2018
Insurance commissions and fees	44	75	81	81	90
Service charges and deposit account fees	69	65	67	64	66
Card-based and loan fees	47	48	50	53	57
Trust and asset management fees	48	49	47	50	54
Brokerage and advisory fees	16	15	16	20	28
Fee-based revenue	$225	$253	$261	$269	$296
Other	66	76	92	64	60
Total noninterest income	$291	$329	$353	$333	$356

[1]This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods.

27

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Tangible common equity reconciliation[1] ($ in millions)	2014	2015	2016	2017	2018
Common equity	$2,740	$2,816	$2,931	$3,078	$3,524
Goodwill and other intangible assets, net	(937)	(985)	(987)	(992)	(1,245)
Tangible common equity	$1,803	$1,831	$1,944	$2,086	$2,279
Tangible assets reconciliation[1]					
Total assets	$26,817	$27,712	$29,139	$30,484	$33,648
Goodwill and other intangible assets, net	(937)	(985)	(987)	(992)	(1,245)
Tangible assets	$25,881	$26,727	$28,152	$29,492	$32,403

Acquisition Related Costs ($ in millions, except per share data)	YTD 2018	YTD 2018 per share data[2]	4Q 2018	4Q 2018 per share data[2]	3Q 2018	3Q 2018 per share data[2]	2Q 2018	2Q 2018 per share data[2]	1Q 2018	1Q 2018 per share data[2]
GAAP earnings	$323	$1.89	$85	$0.51	$84	$0.48	$87	$0.50	$67	$0.40
Change of control and severance	7		—		1		(1)		7	
Merger advisors and consultants	5		—		1		—		4	
Facilities and other	8		—		1		2		5	
Contract terminations and conversion costs	10		(1)		—		6		5	
Asset losses (gains), net	$2		$—		$1		$1		$—	
Total acquisition related costs	$31		$(1)		$3		$8		$21	
Less: Additional tax expense	$8		$—		$1		$2		$5	
Earnings, excluding acquisition related costs[3]	$346	$2.03	$84	$0.50	$87	$0.49	$93	$0.53	$83	$0.50

[1] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.
[2] Earnings and per share data presented after tax.
[3] This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods.

28